UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Third Floor, Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07.	Submission of Matters to Vote of Security Holders.

(a)       On May 18, 2017, the annual meeting of shareholders of Eagle Bancorp, Inc. (the “Company”) was held for the purposes of:

1.	electing seven (7) directors to serve until the 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
2.	ratifying the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants for the year ended December 31, 2017;
3.	voting on a non-binding advisory resolution approving the compensation of our named executive officers; and
4.	voting on a non-binding, advisory proposal regarding the frequency of advisory resolutions approving the compensation of our named executive officers.

(b)   (1)    The name of each director elected at the meeting, and the votes cast for such persons, votes withheld and broker non-votes are set forth below:

Name	For	Withheld	Abstain	Broker Non-votes
Leslie M. Alperstein	25,664,152	53,065	843,891	5,324,086
Dudley C. Dworken	25,472,708	222,987	865,413	5,324,086
Harvey M. Goodman	19,253,365	249,444	7,058,299	5,324,086
Ronald D. Paul	25,596,209	238,151	726,748	5,324,086
Norman R. Pozez	18,573,873	150,588	7,836,647	5,324,086
Donald R. Rogers	24,727,971	957,202	875,935	5,324,086
Leland M. Weinstein	19,224,789	239,532	7,096,786	5,324,087

(2)       The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm is as set forth below:

For	Against	Abstain	Broker Non-votes
31,514,768	295,468	74,958	0

(3)       The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the nonbinding advisory resolution approving the compensation of our executive officers is as set forth below:

For	Against	Abstain	Broker Non-votes
25,609,494	825,660	125,954	5,324,086

(4)       The number of votes cast on the nonbinding advisory resolution for holding future advisory votes on executive compensation every one year, two years or three years, and the number of abstentions and broker non-votes, is as set forth below.

One Year	Two Years	Three Years	Abstain	Broker Non-votes
23,499,300	102,482	2,807,491	151,833	5,324,088

(c)       There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: May 23, 2017